Exhibit 24.01
POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint BRIAN J. VAN ABEL and AMANDA ROME, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of the Company to an Annual Report on Form 10-K for the year ended December 31, 2021, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto and all amendments, supplements and corrections thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 23rd day of February, 2022.

/s/ ROBERT C. FRENZEL
Robert C. Frenzel
Chairman, Chief Executive Officer and Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint ROBERT C. FRENZEL, BRIAN J. VAN ABEL and AMANDA ROME, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of the Company to an Annual Report on Form 10-K for the year ended December 31, 2021, or other applicable form, pursuant to the Securities Exchange Act of 1934, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 23rd day of February, 2022.

/s/ LYNN CASEY
Lynn Casey
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint ROBERT C. FRENZEL, BRIAN J. VAN ABEL and AMANDA ROME, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of the Company to an Annual Report on Form 10-K for the year ended December 31, 2021, or other applicable form, pursuant to the Securities Exchange Act of 1934, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 23rd day of February, 2022.

/s/ NETHA JOHNSON JR.
Netha Johnson Jr.
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint ROBERT C. FRENZEL, BRIAN J. VAN ABEL and AMANDA ROME, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of the Company to an Annual Report on Form 10-K for the year ended December 31, 2021, or other applicable form, pursuant to the Securities Exchange Act of 1934, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 23rd day of February, 2022.

/s/ PATRICIA KAMPLING
Patricia Kampling
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint ROBERT C. FRENZEL, BRIAN J. VAN ABEL and AMANDA ROME, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of the Company to an Annual Report on Form 10-K for the year ended December 31, 2021, or other applicable form, pursuant to the Securities Exchange Act of 1934, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 23rd day of February, 2022.

/s/ GEORGE KEHL
George Kehl
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint ROBERT C. FRENZEL, BRIAN J. VAN ABEL and AMANDA ROME, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of the Company to an Annual Report on Form 10-K for the year ended December 31, 2021, or other applicable form, pursuant to the Securities Exchange Act of 1934, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 23rd day of February, 2022.

/s/ RICHARD O'BRIEN
Richard O'Brien
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint ROBERT C. FRENZEL, BRIAN J. VAN ABEL and AMANDA ROME, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of the Company to an Annual Report on Form 10-K for the year ended December 31, 2021, or other applicable form, pursuant to the Securities Exchange Act of 1934, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 23rd day of February, 2022.

/s/ CHARLES PARDEE
Charles Pardee
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint ROBERT C. FRENZEL, BRIAN J. VAN ABEL and AMANDA ROME, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of the Company to an Annual Report on Form 10-K for the year ended December 31, 2021, or other applicable form, pursuant to the Securities Exchange Act of 1934, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 23rd day of February, 2022.

/s/ CHRISTOPHER POLICINSKI
Christopher Policinski
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint ROBERT C. FRENZEL, BRIAN J. VAN ABEL and AMANDA ROME, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of the Company to (i) an Annual Report on Form 10-K for the year ended December 31, 2021, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto and all amendments, supplements and corrections thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; and (ii) one or more Form S-3 Registration Statements (or such other appropriate form), which may be jointly filed with subsidiaries of the Company (the “Subsidiary Registrants”), relating to the issuance and sale of an indeterminate amount of securities of the Company (in addition to securities that may be registered by the Subsidiary Registrants), which may include unsecured long-term senior debt securities, subordinated debt securities, junior subordinated debt securities, common stock, preferred stock, depositary shares, warrants, rights, purchase contracts, and units, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended, of such securities of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 23rd day of February, 2022.

/s/ JAMES PROKOPANKO
James Prokopanko
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint ROBERT C. FRENZEL, BRIAN J. VAN ABEL and AMANDA ROME, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of the Company to (i) an Annual Report on Form 10-K for the year ended December 31, 2021, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto and all amendments, supplements and corrections thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; and (ii) one or more Form S-3 Registration Statements (or such other appropriate form), which may be jointly filed with subsidiaries of the Company (the “Subsidiary Registrants”), relating to the issuance and sale of an indeterminate amount of securities of the Company (in addition to securities that may be registered by the Subsidiary Registrants), which may include unsecured long-term senior debt securities, subordinated debt securities, junior subordinated debt securities, common stock, preferred stock, depositary shares, warrants, rights, purchase contracts, and units, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended, of such securities of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 23rd day of February, 2022.

/s/ DAVID A. WESTERLUND
David A. Westerlund
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint ROBERT C. FRENZEL, BRIAN J. VAN ABEL and AMANDA ROME, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of the Company to (i) an Annual Report on Form 10-K for the year ended December 31, 2021, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto and all amendments, supplements and corrections thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; and (ii) one or more Form S-3 Registration Statements (or such other appropriate form), which may be jointly filed with subsidiaries of the Company (the “Subsidiary Registrants”), relating to the issuance and sale of an indeterminate amount of securities of the Company (in addition to securities that may be registered by the Subsidiary Registrants), which may include unsecured long-term senior debt securities, subordinated debt securities, junior subordinated debt securities, common stock, preferred stock, depositary shares, warrants, rights, purchase contracts, and units, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended, of such securities of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 23rd day of February, 2022.

/s/ KIM WILLIAMS
Kim Williams
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint ROBERT C. FRENZEL, BRIAN J. VAN ABEL and AMANDA ROME, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of the Company to (i) an Annual Report on Form 10-K for the year ended December 31, 2021, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto and all amendments, supplements and corrections thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; and (ii) one or more Form S-3 Registration Statements (or such other appropriate form), which may be jointly filed with subsidiaries of the Company (the “Subsidiary Registrants”), relating to the issuance and sale of an indeterminate amount of securities of the Company (in addition to securities that may be registered by the Subsidiary Registrants), which may include unsecured long-term senior debt securities, subordinated debt securities, junior subordinated debt securities, common stock, preferred stock, depositary shares, warrants, rights, purchase contracts, and units, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended, of such securities of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 23rd day of February, 2022.

/s/ TIMOTHY V. WOLF
Timothy V. Wolf
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint ROBERT C. FRENZEL, BRIAN J. VAN ABEL and AMANDA ROME, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of the Company to (i) an Annual Report on Form 10-K for the year ended December 31, 2021, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto and all amendments, supplements and corrections thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; and (ii) one or more Form S-3 Registration Statements (or such other appropriate form), which may be jointly filed with subsidiaries of the Company (the “Subsidiary Registrants”), relating to the issuance and sale of an indeterminate amount of securities of the Company (in addition to securities that may be registered by the Subsidiary Registrants), which may include unsecured long-term senior debt securities, subordinated debt securities, junior subordinated debt securities, common stock, preferred stock, depositary shares, warrants, rights, purchase contracts, and units, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended, of such securities of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 23rd day of February, 2022.

/s/ DANIEL YOHANNES
Daniel Yohannes
Director